FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 1, 2017

SECOND SIGHT MEDICAL PRODUCTS, INC.
(Exact Name of Registrant as Specified in Its Charter)

California
(State or Other Jurisdiction of Incorporation)

333-198073	02-0692322
(Commission File Number)	(IRS Employer Identification No.)
12744 San Fernando Road, Suite 400 Sylmar, California 91342
(Address of Principal Executive Offices)

(818) 833-5000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 1, 2017, the Centers for Medicare & Medicaid Services (CMS) published the final rule and related final rates for the calendar year (CY) 2018, Medicare Hospital Outpatient Prospective Payment System (OPPS) and the CY 2018 Ambulatory Surgical Center (ASC) payment systems. In these postings, CMS finalized a Medicare hospital outpatient rate for CY 2018 of approximately $122,500 for the Argus® II Retinal Prosthesis System (Argus II) and the associated surgical implantation procedure, and a proposed ASC rate of approximately $117,501 for the Argus II and related implantation procedure. CMS also reassigned Current Procedural Terminology (CPT) code 0100T (Placement of subconjunctival retinal prosthesis receiver and pulse generator, and implantation of intra-ocular retinal electrode array, with vitrectomy) from Ambulatory Payment Classification (APC) 1906, with a 2017 Medicare payment rate of approximately $150,000, to APC 1904, with a CY2018 payment rate of approximately $122,500. The final hospital outpatient and ASC rates include both the Argus II, reported with HCPCS code C1841 (Retinal prosthesis, includes all internal and external components), and the surgical implantation procedure, reported with CPT code 0100T.

Additionally, CMS finalized the CY 2018 payment rates for the recently created codes for the initial programming and the reprogramming services related to Argus II – CPT codes 0472T (Device evaluation, interrogation, and initial programming of intra-ocular retinal electrode array (e.g., retinal prosthesis), in person, with iterative adjustment of the implantable device to test functionality, select optimal permanent programmed values with analysis, including visual training, with review and report by a qualified health care professional) and 0473T (Device evaluation and interrogation of intra-ocular retinal electrode array (e.g., retinal prosthesis), in person, including reprogramming and visual training, when performed, with review and report by a qualified health care professional). The final CY 2018 hospital outpatient payment rates for the initial programming (CPT code 0472T) and for the reprogramming (0473T) are $261.87 and $115.17, respectively.

This final rule and related files affect Medicare payment to the hospital outpatient departments and ambulatory surgical centers that are paid under the OPPS and ASC prospective payment system for services rendered on or after January 1, 2018. They do not directly alter payment from Medicare Advantage, private U.S. health insurance and non-U.S. business.

Second Sight Medical Products, Inc. issued a press release entitle “Second Sight Announces Final Medicare Hospital Outpatient Payment Rate for 2018 for the Argus II retinal Prosthesis System”, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release issued November 2, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2017

SECOND SIGHT MEDICAL PRODUCTS, INC.

/s/ Thomas B. Miller
By: Thomas B. Miller
Chief Financial Officer